UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Advanced Series Trust
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ADVANCED SERIES TRUST

AST Horizon Growth Asset Allocation Portfolio

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON
July 2, 2012

To the Shareholders of the AST Horizon Growth Asset Allocation Portfolio of Advanced Series Trust:

Notice is hereby given that a special meeting of the shareholders of the AST Horizon Growth Asset Allocation Portfolio (the Horizon Portfolio or the Portfolio) of Advanced Series Trust (the Trust) will be held at the offices of Prudential Investments LLC (PI), Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077 on July 2, 2012 at 10:00 a.m. or at such adjourned time as may be necessary to vote (the Meeting). The purpose of the Meeting is to consider and act upon the proposal listed below and to transact such other business as may properly come before the Meeting:

1.  To approve an increase in the investment management fee rate paid to Prudential Investments LLC and AST Investment Services, Inc. by the Horizon Portfolio in connection with the implementation of a new investment strategy for the Portfolio.

This proposal corresponds to the planned:

•  termination of Horizon Investments, LLC, the existing subadviser for the Portfolio,

•  retention of J.P. Morgan Investment Management Inc. as the sole subadviser for the Portfolio,

•  name change for the Portfolio from the AST Horizon Growth Asset Allocation Portfolio to the AST J.P. Morgan Global Thematic Portfolio, and

•  implementation by the new subadviser of a new investment strategy for the Portfolio as described in greater detail in the Proxy Statement attached to this Notice.

The Board of Trustees of the Trust (the Board) has fixed the close of business on April 26, 2012 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting, and only beneficial owners of shares at the close of business on that date are entitled to notice of, and to vote at, the Meeting. Each full share of the Horizon Portfolio is entitled to one vote on the proposal and each fractional share of the Horizon Portfolio is entitled to a corresponding fractional vote on the proposal.

You are cordially invited to attend the Meeting. If you do not expect to attend the Meeting in person, you are requested to complete, date and sign the enclosed voting instruction card and return it promptly in the envelope provided for that purpose. Alternatively, you may vote by telephone as described in the Proxy Statement. The enclosed voting instruction card is being solicited on behalf of the Board.

YOUR VOTE IS IMPORTANT. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR INVESTMENT. YOU MAY REVOKE YOUR INSTRUCTION AT ANY TIME PRIOR TO ITS USE. THEREFORE, BY APPEARING AT THE MEETING IN PERSON, AND REQUESTING REVOCATION PRIOR TO THE VOTING, YOU MAY REVOKE THE VOTING INSTRUCTION CARD AND YOU CAN THEN VOTE IN PERSON.

THE BOARD OF TRUSTEES OF ADVANCED SERIES TRUST RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

  By order of the Board of Trustees of Advanced Series Trust

  Jonathan D. Shain
  Assistant Secretary
  Advanced Series Trust

May 15, 2012

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ADVANCED SERIES TRUST
AST Horizon Growth Asset Allocation Portfolio

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

PROXY STATEMENT DATED MAY 15, 2012
Special Meeting of Shareholders
To Be Held on July 2, 2012

This Proxy Statement is furnished in connection with a special meeting of shareholders of the AST Horizon Growth Asset Allocation Portfolio (the Horizon Portfolio or the Portfolio), a series of Advanced Series Trust (the Trust), and any adjournment thereof (the Meeting). The Board of Trustees of the Trust (the Board) has called the Meeting for shareholders to approve an increase in the investment management fee rate paid by the Portfolio to Prudential Investments LLC (PI) and AST Investment Services, Inc. (ASTIS, and together with PI, the Co-Managers) in connection with the implementation of a new investment strategy for the Portfolio. Such proposal for an increase in the Portfolio's investment management fee rate is referred to herein from time to time as the "Proposal."

The Proposal corresponds to the planned:

•  termination of Horizon Investments, LLC (Horizon), the existing subadviser for the Portfolio,

•  retention of J.P. Morgan Investment Management Inc. (J.P. Morgan or the New Subadviser) as the sole subadviser for the Portfolio,

•  name change for the Portfolio from the AST Horizon Growth Asset Allocation Portfolio to the AST J.P. Morgan Global Thematic Portfolio (referred to herein as the J.P. Morgan Portfolio or the Repositioned Portfolio), and

•  implementation by the New Subadviser of a new investment strategy for the Portfolio as described in greater detail in this Proxy Statement.

The existing subadviser for the Portfolio will be terminated, the New Subadviser will be retained, and the name change and new investment strategy will be implemented only if shareholders approve the increased investment management fee rate for the Portfolio. You should note that the Portfolio will no longer invest substantially all of its assets in other portfolios of the Trust and exchange-traded funds if the Proposal is approved and the above-described changes are implemented.

The Meeting will be held at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077 on July 2, 2012 at 10:00 a.m. Eastern Time. The Board is soliciting these voting instructions on behalf of the Horizon Portfolio. This Proxy Statement will first be sent to shareholders of the Horizon Portfolio on or about May 21, 2012. The close of business on April 26, 2012 (the Record Date) has been fixed by the Board as the record date for the determination of shareholders of the Horizon Portfolio entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 192,186,205.627 outstanding shares of the Horizon Portfolio.

Copies of the Trust's most recent annual and semi-annual reports, including financial statements, have previously been delivered to shareholders. Shareholders of the Trust may obtain without charge additional copies of the Trust's annual and semi-annual reports by writing the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by calling (800) 752-6342. A copy of this Proxy Statement is available at the Trust's website at http://www.prudential.com/view/page/public/12669.

INTRODUCTION

Portfolio Background and Management

The Trust is an open-end, management investment company registered under the Investment Company Act of 1940 (the 1940 Act). The Trust is organized as a Massachusetts business trust. ASTIS, One Corporate Drive, Shelton, Connecticut 06484-0883, and PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serve as the Co-Managers of the Horizon Portfolio. As of March 31, 2012, PI served as the manager or co-manager to open-end investment companies and as manager or administrator to closed-end investment companies with aggregate assets of approximately $165 billion. As of March 31, 2012, ASTIS served as the manager or co-manager to open-end investment companies and with aggregate assets of approximately $93 billion. The Horizon Portfolio commenced operations on November 19, 2007. Investment advisory services are currently provided to the Horizon Portfolio by the Co-Managers at the addresses listed above and by Horizon Investments, LLC at 13024 Ballantyne Corporate Place, Suite 225, Charlotte, North Carolina 28227.

Prudential Mutual Fund Services LLC (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Trust. PMFS is an affiliate of each of the Co-Managers. PMFS provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives compensation from the Trust and is reimbursed for its transfer agent expenses which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs. BNY Mellon Asset Servicing (U.S.) Inc. (BNYAS) serves as sub-transfer agent to the Trust. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to the Transfer Agent. PMFS will compensate BNYAS for such services.

Investment Objective and Principal Investment Policies of Horizon Portfolio

The current investment objective of the Horizon Portfolio is to seek the highest potential total return consistent with its specified level of risk tolerance. The Horizon Portfolio's investment objective is a non-fundamental investment policy, which means it may be changed by the Board without shareholder approval. No assurance can be given that the Horizon Portfolio will achieve its investment objective.

The Horizon Portfolio currently operates as a fund-of-funds. That means that the Horizon Portfolio currently invests substantially all of its assets in shares of other mutual funds rather than investing directly in equity and debt securities and other financial instruments. Under normal circumstances, at least 90% of the Horizon Portfolio's assets are allocated across as many as seven different "core" investment categories. The seven "core" investment categories include:

•  domestic large-cap and mid-cap value equity securities;

•  domestic large-cap and mid-cap growth equity securities;

•  domestic small-cap value equity securities;

•  domestic small-cap growth equity securities;

•  international large-cap value equity securities;

•  international large-cap growth equity securities; and

•  domestic fixed-income securities, including U.S. Government securities, investment grade corporate, mortgage-backed, and asset-backed securities, and cash/money market instruments.

Only other portfolios of the Trust (collectively referred to herein as Underlying Trust Portfolios) selected by PI may be used to gain exposure to these "core" investment categories.

Under normal circumstances, no more than 10% of the Portfolio's assets may be allocated to "off-benchmark" investments. "Off-benchmark" investments may result in exposure to asset classes or investment styles that are not covered by, or are sub-sets of, the above-referenced "core" investment categories. Examples of "off-benchmark" investments include, but are not limited to, investments in:

•  equity sectors such as real estate, technology, utilities, financials, or healthcare;

•  inflation-indexed debt securities;

•  international debt securities; and

•  commodities.

Only exchange-traded funds (collectively referred to herein as Underlying ETFs) may be used to gain exposure to "off-benchmark" investments; provided, however, that leveraged Underlying ETFs and inverse Underlying ETFs (i.e., Underlying ETFs that seek investment results corresponding to the inverse (opposite) of the performance of an assigned index) may not be used in connection with the Portfolio. In general terms, Underlying ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts and that have shares that trade intra-day on stock exchanges at market-determined prices.

The Horizon Portfolio normally allocates approximately 70% of its net assets to equity securities and approximately 30% of its net assets to domestic fixed-income securities/cash. Depending on market conditions, the equity portion may range between 60-80% of the Horizon Portfolio's net assets and the domestic fixed-income/cash portion may range between 20-40% of the Horizon Portfolio's net assets. The following table provides more detailed information regarding the Horizon Portfolio's asset allocation mix as of January 31, 2012 and related allocation guidelines.

Asset Class and Investment Category for Horizon Portfolio	Horizon Portfolio Assets	Allocation Guideline
Core Equities		60	%-80%

Domestic Large & Mid-Cap		30	%-80%

Large & Mid-Cap Value	26.291%	15	%-40%

Large & Mid-Cap Growth	24.477%	15	%-40%

Domestic Small-Cap		0	%-7%

Small-Cap Value	2.263%	0	%-7%

Small-Cap Growth	2.853%	0	%-7%

International Large-Cap		0	%-20%

International Value	5.555%	0	%-20%

International Growth	5.973%	0	%-20%

Core Domestic Fixed-Income/Cash		20	%-40%

Domestic Fixed-Income (Core Bonds)	11.722%	10	%-40%

Cash/Money Market Instruments	12.749%	0	%-30%

"Off-Benchmark" Investment Categories	8.118%	0	%-10%

The following table indicates the division of Horizon Portfolio assets among the various Underlying Trust Portfolios and Underlying ETFs as of January 31, 2012.

Asset Class and Investment Category for Horizon Portfolio	Underlying Trust Portfolio or ETF	Amount
Core Equities

Domestic Large & Mid-Cap

Domestic Large & Mid-Cap Value	AST Large-Cap Value	11.576%

Domestic Large & Mid-Cap Value	AST BlackRock Value	7.693%

Domestic Large & Mid-Cap Value	AST Jennison Large-Cap Value	3.713%

Domestic Large & Mid-Cap Value	AST Goldman Sachs Large-Cap Value	2.468%

Domestic Large & Mid-Cap Value	AST Mid-Cap Value	0.841%

Domestic Large & Mid-Cap Growth	AST Marsico Capital Growth	5.979%

Domestic Large & Mid-Cap Growth	AST T. Rowe Price Large-Cap Growth	5.886%

Domestic Large & Mid-Cap Growth	AST Jennison Large-Cap Growth	5.900%

Domestic Large & Mid-Cap Growth	AST MFS Growth	3.551%

Domestic Large & Mid-Cap Growth	AST Goldman Sachs Concentrated Growth	2.458%

Domestic Large & Mid-Cap Growth	AST Neuberger Berman Mid-Cap Growth	0.413%

Domestic Large & Mid-Cap Growth	AST Goldman Sachs Mid-Cap Growth	0.290%

Domestic Small-Cap Value

Domestic Small-Cap Value	AST Goldman Sachs Small-Cap Value	0.662%

Domestic Small-Cap Value	AST Small Cap Value	1.600%

Domestic Small-Cap Growth

Domestic Small-Cap Growth	AST Small-Cap Growth	1.593%

Domestic Small-Cap Growth	AST Federated Aggressive Growth	1.261%

International Large-Cap Value

International Large-Cap Value	AST International Value	5.555%

International Large-Cap Value	AST JP Morgan International Equity	0.000%

International Large-Cap Growth

International Large-Cap Growth	AST International Growth	5.973%

Asset Class and Investment Category for Horizon Portfolio	Underlying Trust Portfolio or ETF	Amount
Core Domestic Fixed-Income/Cash

Domestic Fixed-Income (Core Bonds)	AST PIMCO Total Return Bond	4.115%

Domestic Fixed-Income (Core Bonds)	AST Western Asset Core Plus Bond	2.342%

Domestic Fixed-Income (Core Bonds)	AST Lord Abbett Core Fixed Income	1.751%

Domestic Fixed-Income (Core Bonds)	AST Neuberger Berman Core Bond	1.168%

Domestic Fixed-Income (Core Bonds)	AST Prudential Core Bond	2.345%

Cash/Money Market Instruments	AST Money Market	12.749%

"Off-Benchmark" Investments

	iShares Barclays Aggregate	0.739%

	PowerShares QQQ Trust Series 1	2.733%

	SPDR Trust Series 1	2.423%

	Health Care Select Sector	0.700%

	Consumer Staples	0.841%

	Financial Select Sector SPDR	0.682%

*  Due to rounding, total of weights may exceed 100%. Actual total of allocations is 100%.

Horizon, the Horizon Portfolio's sole subadviser, is generally responsible for determining the Horizon Portfolio's target asset allocation among the various asset classes (i.e., equities, debt, and cash/money market) and selecting weighted combinations of Underlying ETFs for 10% of the Horizon Portfolio's assets to gain exposure to certain "off-benchmark" investment categories. The Co-Managers are responsible for selecting the Underlying Trust Portfolios to be used as the fulfillment options for Horizon's asset allocation decisions, conducting cash management activities, and otherwise handling the actual day-to-day investment management of the Horizon Portfolio, including the purchase, retention, and sale of all portfolio securities and instruments, including Underlying Trust Portfolios and Underlying ETFs.

Reasons for the Meeting

At Board meetings held on March 14-15, 2012 (the Board Meeting), the Board considered presentations made by the Co-Managers and the New Subadviser concerning changes to the Horizon Portfolio's contractual investment management fee rate, subadvisory arrangements, investment strategy, investment objective, non-fundamental investment policies, blended performance benchmark, and name (such changes are collectively referred to herein from time to time as the Portfolio Repositioning). The Co-Managers and the Board are proposing the investment management fee rate increase in order to enable the Co-Managers to:

•  terminate Horizon as the sole subadviser for the Horizon Portfolio and the current voluntary investment management fee waiver;

•  retain J.P. Morgan as the sole subadviser for the Portfolio; and

•  have the New Subadviser implement a new investment strategy for the Portfolio.

Specifically, if the increased investment management fee rate is approved by the shareholders of the Horizon Portfolio, the revised fee schedule will become effective upon: (i) the termination of Horizon as the sole subadviser for the Horizon Portfolio and the current voluntary investment management fee waiver and (ii) the corresponding addition of J.P. Morgan as the sole subadviser to the Portfolio. Such termination of Horizon and the current voluntary investment management fee waiver and the corresponding addition of J.P. Morgan are expected to occur on or about August 20, 2012. In turn, once J.P. Morgan becomes subadviser to the Portfolio, it is expected that the name of the Portfolio will be changed from the AST Horizon Growth Asset Allocation Portfolio to the AST J.P. Morgan Global Thematic Portfolio.

In terms of investment strategy, the Repositioned Portfolio would remain a global asset allocation vehicle but asset allocation parameters would be modified to provide slightly more equity exposure under normal circumstances than for the Horizon Portfolio (i.e., under normal circumstances the Repositioned Portfolio will have approximately 65% equity exposure, which may range from 55-75%, and 35% debt-money market exposure, which may range from 25-45%). The Repositioned Portfolio, however, would no longer continue to invest substantially all of its assets in Underlying Trust Portfolios and Underlying ETFs. Instead, as described in more detail below, the New Subadviser would implement various investment strategies primarily through the purchase and sale of equity and debt securities and the use of other financial instruments (e.g., future contracts, currency forwards, swap agreements, and options).

The Co-Managers believe that the Portfolio Repositioning, if implemented, will benefit Contract (as defined below) owners currently invested in the Horizon Portfolio. Such change will provide Contract owners with the benefit of having J.P. Morgan as the sole subadviser to the Repositioned Portfolio, including obtaining access to its various investment strategies and experience. The Co-Managers also believe that the Repositioned Portfolio's differentiation from the Horizon Portfolio and many of the Trust's other asset allocation options would provide Contract owners with a greater diversity of investment options.

The Board has approved the Portfolio Repositioning, the calling of the Meeting, and the submission of the Proposal to shareholders. The Proposal involves the approval of an increase in the investment management fee rate paid by the Portfolio to the Co-Managers. If shareholders approve the Proposal, the Portfolio's existing management agreement with the Co-Managers will be amended to increase the investment management fee paid to the Co-Managers.

In the event Horizon Portfolio shareholders do not approve the proposed increased investment management fee rate, the increased investment management fee rate, the termination of Horizon as sole subadviser for the Portfolio, the retention of J.P. Morgan as sole subadviser for the Portfolio, and the investment strategy, investment objective, non-fundamental investment policy, performance benchmark, and name changes would not go into effect. Instead, the Horizon Portfolio would continue to operate as a "fund-of-funds" in accordance with its current investment objective and strategy and its investment management fee rate will remain unchanged. In addition, it is expected that the current voluntary investment management fee waiver for the Horizon Portfolio would also remain in effect in the event Horizon Portfolio shareholders do not approve the proposed increased investment management fee rate. Such voluntary fee waiver may, however, be modified or terminated by the Co-Managers at any time thereafter without prior notice to Portfolio shareholders.

Voting

The various portfolios of the Trust serve as investment vehicles for insurance companies (collectively, the Participating Insurance Companies) writing variable annuity contracts and variable life insurance policies (collectively, the Contracts). As of the Record Date, Prudential Annuities Life Assurance Corporation (PALAC), The Prudential Insurance Company of America (PICA), Pruco Life Insurance Company (Pruco), Pruco Life Insurance Company of New Jersey (Pruco NJ), Allstate Life Insurance Company, and Allstate Life Insurance Company of New York are the only Participating Insurance Companies. Each of PALAC, PICA, Pruco, and Pruco NJ is an affiliate of ASTIS and PI. Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the Horizon Portfolio through the Contracts and should consider themselves shareholders of the Horizon Portfolio for purposes of this Proxy Statement.

Each Contract owner invested in the Horizon Portfolio at the close of business on April 26, 2012 (the Record Date) will be entitled to instruct the relevant Participating Insurance Company how to vote at the Meeting, and will be entitled to give voting instructions equivalent to one vote for each full share and a fractional vote for each fractional share of the Horizon Portfolio that he or she beneficially owns on the Record Date. In addition, in accordance with requirements of the U.S. Securities and Exchange Commission (the SEC), the relevant Participating Insurance Company will vote all shares of the Horizon Portfolio, including Horizon Portfolio shares owned by such Participating Insurance Company in its general account or otherwise, for which it does not receive voting instructions from Contract owners in the same proportion as the votes actually cast by Contract owners (i.e., for the Proposal, against the Proposal, or abstain). Therefore, this proportional voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote.

All costs and expenses directly related to this proxy solicitation will be paid by the Co-Managers or their affiliates. The required vote for shareholder approval of the Proposal and the various methods that shareholders may use to vote are described in more detail in this Proxy Statement under the caption "Voting Information."

PROPOSAL NO. 1

TO APPROVE AN INCREASE IN THE INVESTMENT MANAGEMENT FEE RATE PAID TO
PRUDENTIAL INVESTMENTS LLC AND AST INVESTMENT SERVICES, INC. BY
THE AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
(TO BE RENAMED AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO)

The Board, including all of the Trustees of the Trust who are not "interested persons" of the Trust under the 1940 Act (collectively, the Independent Trustees), has approved, and recommends that the shareholders of the Portfolio approve, a revised fee schedule to the management agreement, dated as of May 1, 2003 (the Management Agreement), by and between the Trust, on behalf of the AST Horizon Growth Asset Allocation Portfolio (to be renamed AST J.P. Morgan Global Thematic Portfolio), and the Co-Managers. The revised fee schedule was approved by the Board at the Board Meeting. If implemented, the revised fee schedule will result in an increase in the investment management fee rate paid by the Portfolio to the Co-Managers. A copy of the Management Agreement and the revised fee schedule is attached as Exhibit A hereto.

Current Management Agreement

As set forth above, PI and ASTIS currently serve as the Co-Managers for the Horizon Portfolio. Pursuant to the Management Agreement, PI and ASTIS provide investment advisory and related management and administrative services to the Horizon Portfolio. The current Management Agreement was most recently approved by the shareholders of the Horizon Portfolio at a special meeting of the initial Horizon Portfolio shareholders that was held on June 20, 2007. The current Management Agreement was most recently renewed by the Board, including all of the Independent Trustees, at Board meetings held on June 15-17, 2011.

Under the current Management Agreement, the Horizon Portfolio's annualized contractual investment management fee is 0.30% of its average daily net assets. The Co-Managers, in turn, pay Horizon a contractual subadvisory fee rate that equals 0.20% of the Horizon Portfolio's average daily net assets to $250 million; 0.15% of the Horizon Portfolio's average daily net assets over $250 million to $750 million; and 0.10% of the Horizon Portfolio's average daily net assets over $750 million. Since the Horizon Portfolio currently operates as a fund-of-funds, the Portfolio also indirectly pays investment management fees to the Co-Managers in connection with the Portfolio's investments in the relevant Underlying Trust Portfolios. The Co-Managers, in turn, pay a portion of the investment management fees received from the Underlying Trust Portfolios to the subadviser for the relevant Underlying Trust Portfolios.

As of the date hereof, the Co-Managers voluntarily waive 0.05% of their investment management fee on Horizon Portfolio assets between $250 million and $750 million and 0.10% of their investment management fee on Horizon Portfolio assets exceeding $750 million. Such investment management fee waiver is voluntary and may be terminated by the Co-Managers at any time without prior notice to Portfolio shareholders. Shareholder approval of the increased investment management fee rate would result in the termination of such voluntary fee waiver for the Horizon Portfolio.

Set forth below is summary information (in both percentage and dollar terms) for the twelve-month period ended December 31, 2011 regarding the approximate: (i) contractual investment management fees that would have been paid by the Horizon Portfolio to the Co-Managers absent application of the above-described voluntary investment management fee waiver; (ii) investment management fees paid by the relevant Underlying Trust Portfolios to the Co-Managers; (iii) contractual subadvisory fees paid by the Co-Managers to Horizon; and (iv) subadvisory fees paid by the Co-Managers to the subadviser for the relevant Underlying Trust Portfolios.

Direct Contractual Inv Mgt Fees for Horizon Portfolio	Contractual Inv Mgt Fees Paid by Underlying Trust Portfolios to Co-Managers	Total Contractual Inv Mgt Fees for Co-Managers in Connection with Horizon Portfolio	Contractual Contractual Sub Fees Paid by Co-Managers to Horizon	Total Contractual Subadvisory Fees Paid by Co-Managers to Subadviser for Underlying Trust Portfolios	Sub Fees Paid by Co-Managers to Relevant Subadviser in Connection with Horizon Portfolio
0.30%	0.66%	0.96%	0.12%	0.23%	0.35%
$4,351,000	$9,573,000	$13,924,000	$1,741,000	$3,336,000	$5,077,000

Proposed Amendment to Management Agreement Fee Schedule

If the shareholders of the Horizon Portfolio approve the Proposal, the fee schedule for the Management Agreement will be revised to provide that the Portfolio will pay the Co-Managers an investment management fee at the annual rate of 0.95% of the Portfolio's average daily net assets. As under the current arrangement, the investment management fee will be computed daily, and will be paid to the Co-Managers on a monthly basis. With the exception of the investment management fee rate, all other terms of the Management Agreement will remain unchanged. Additionally, shareholder approval of the increased investment management fee rate would result in the termination of the voluntary fee waiver for the Portfolio as described above.

Pursuant to the Management Agreement, the Co-Managers, subject to the supervision of the Board and in conformity with the stated policies of the Trust, manage both the investment operations of the Portfolio and the composition of its investment holdings, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Co-Managers are obligated to keep certain books and records of the Portfolio.

Pursuant to the Management Agreement, the Co-Managers are authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Portfolio. The Co-Managers continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. Pursuant to the Management Agreement, the Co-Managers also review the performance of subadvisers for the Portfolio, and make recommendations to the Board with respect to the retention of subadvisers and the renewal of subadvisory agreements for the Portfolio. The Trust has obtained an exemption from the SEC that permits the Co-Managers, subject to approval by the Board, to change subadvisers for the Portfolio by: (i) entering into new subadvisory agreements with non-affiliated subadviser, without obtaining shareholder approval of such changes and (ii) entering into new subadvisory agreements with affiliated subadviser with shareholder approval of such changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Trust) is intended to facilitate the efficient supervision and management of subadvisers by the Co-Managers and the Trustees.

The Co-Managers also administer the Trust's corporate affairs and, in connection therewith, furnish the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Trust's custodian (the Custodian) or the Trust's transfer agent. The management services of the Co-Managers to the Trust are not exclusive under the terms of the Management Agreement and the Co-Managers are free to, and do, render investment management services to other pooled investment vehicles.

If Horizon Portfolio shareholders do not approve the Proposal, Horizon will not be terminated as a subadviser to the Portfolio, J.P. Morgan will not be added as subadviser for the Portfolio, the name, investment objective, performance benchmark, and non-fundamental investment policies of the Horizon Portfolio will remain unchanged, and the Horizon Portfolio will continue to operate as a fund-of-funds.

Reasons for Proposed Amendment to Management Agreement Fee Schedule

The Co-Managers and the Board are proposing the increased investment management fee rate for the Horizon Portfolio in order to effect the Portfolio Repositioning. In particular, an increased investment management fee rate will enable the Co-Managers to: (i) terminate Horizon as the sole subadviser for the Horizon Portfolio; (ii) retain J.P. Morgan as the sole subadviser for the Portfolio; and (iii) have the New Subadviser implement a new investment strategy for the Portfolio. See "Description of the Portfolio Repositioning" below. The Board has already approved amending the management agreement, including increasing the investment management fee rate. The Board has also approved terminating Horizon as the sole subadviser for the Portfolio and adding J.P. Morgan as the sole subadviser for the Portfolio. Implementation of the Portfolio Repositioning is subject to receipt of the required shareholder approval with respect to the increased investment management fee rate. Shareholder approval of the increased investment management fee rate would also result in the termination of the above-described voluntary investment management fee waiver that is currently in effect for the Horizon Portfolio. Shareholder approval of the termination of the current subadvisory arrangements with Horizon and the Co-Managers' retention of the New

Subadviser, however, is not required pursuant to the above-described exemptive order that was received from the SEC by the Trust and the Co-Managers.

The new and current contractual and effective subadvisory fee rates for the Portfolio are described in the table and related footnotes below.

Portfolio	Subadviser	Contractual Subadvisory Fee Rate
AST J.P. Morgan Global Thematic Portfolio	J.P. Morgan Investment Management Inc.	0.35% of average daily net assets to $600 million; and 0.32% of average daily net assets over $600 million*

AST Horizon Growth Asset Allocation Portfolio	Horizon Investments, LLC	0.20% of average daily net assets to $250 million; 0.15% of average daily net assets from $250 million to $750 million; and 0.10% of average daily net assets over $750 million**

*  Because the Horizon Portfolio's net assets exceeded certain breakpoints shown above during the twelve-month period ended December 31, 2011, the effective subadvisory fee rate for the New Subadviser with respect to the Portfolio would have been 0.33% for that period.

**  Because the Horizon Portfolio's net assets exceeded the relevant breakpoints shown above during the twelve-month period ended December 31, 2011, the effective contractual subadvisory fee rate for Horizon with respect to the Horizon Portfolio was 0.12% during that period. In addition, since the Horizon Portfolio operates as a fund-of-funds, the Co-Managers also pay subadvisory fees to the relevant subadviser for the Underlying Trust Portfolios based upon the Horizon Portfolio's investments in those Underlying Trust Portfolios. Based on the Horizon Portfolio's average daily net assets and holdings for the twelve-month period ended December 31, 2011, the estimated gross effective subadvisory fee rate for the Portfolio was approximately 0.35%. This estimated gross effective subadvisory fee rate includes: (i) the 0.12% effective contractual subadvisory fee paid by the Co-Managers directly to Horizon plus (ii) the estimated weighted average of the subadvisory fees paid to the subadviser for the Underlying Trust Portfolios by the Co-Managers (i.e., 0.23%) based upon the Horizon Portfolio's average holdings in the Underlying Trust Portfolios for the twelve-month period ended December 31, 2011.

The table and related footnotes above illustrate for the twelve-month period ended December 31, 2011 that the effective contractual subadvisory fee rate that would have been paid by the Co-Managers to the New Subadviser in connection with the Repositioned Portfolio:

•  is 0.21% higher than the contractual subadvisory fee rate that was directly paid by the Co-Managers to Horizon in connection with the Horizon Portfolio; and

•  is actually 0.02% lower than the estimated gross effective subadvisory fee rate for the Horizon Portfolio.

Comparative Information

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.
	Horizon Portfolio	Repositioned Portfolio
Maximum Sales Charge (Load) Imposed on Purchases	N/A*	N/A*
Maximum Deferred Sales Charge (Load)	N/A*	N/A*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A*	N/A*
Redemption Fees	N/A*	N/A*
Exchange Fee	N/A*	N/A*

*  Because shares of the Portfolio may be purchased only through Contracts, the prospectus of the relevant Contract should be carefully reviewed for information on the charges and expenses of those Contracts. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets, in %):

The following fee tables provide: (i) historical information about the fees and expenses attributable to shares of the Horizon Portfolio for the twelve-month period ended December 31, 2011 based on the current contractual investment management and subadvisory arrangements and (ii) estimated pro forma information about the fees and expenses attributable to shares of the Repositioned Portfolio for the twelve-month period ended December 31, 2011 assuming the proposed increased contractual investment management fee rate and the relevant subadvisory arrangements had been in effect during that period. Future fees and expenses may be greater or less than those indicated below.

Fund Operating Expenses for AST Horizon Growth Asset Allocation Portfolio

Investment Mgt Fees*	Other Expenses**	Acquired Fund Fees and Expenses***	Horizon Portfolio Total Operating Expenses
0.30%	0.02%	0.78%	1.10%

*  The only investment management fee paid to the Co-Managers by the Horizon Portfolio is the contractual investment management fee shown above. Since the Horizon Portfolio currently operates as a fund-of-funds, the Horizon Portfolio also indirectly pays investment management fees to the Co-Managers in connection with its investments in the relevant Underlying Trust Portfolios. Based on the Horizon Portfolio's average daily net assets and holdings for the twelve-month period ended December 31, 2011, the estimated gross effective investment management fee rate for the Horizon Portfolio was 0.96% during that period. This estimated gross effective investment management fee rate includes: (i) the Horizon Portfolio's contractual investment management fee rate of 0.30% plus (ii) the estimated weighted average of the investment management fees paid to the Co-Managers by the Underlying Trust Portfolios (i.e., 0.66%) based upon the Horizon Portfolio's average holdings in the Underlying Trust Portfolios for the twelve-month period ended December 31, 2011. Such amount does not reflect application of the voluntary investment management fee waiver in effect as of the date hereof with respect to the Horizon Portfolio. After application of the voluntary investment management fee waiver, the estimated net investment management fee rate for the Horizon Portfolio is 0.89%.

**  As used in connection with the Horizon Portfolio, "other expenses" includes expenses for accounting and valuation services, custodian fees, audit and legal fees, transfer agency fees, fees paid to non-interested Trustees, and certain other miscellaneous items. The Trust has also entered into arrangements with the issuers of the variable insurance products offering the Horizon Portfolio under which the Trust will compensate such issuers for providing ongoing services to Horizon Portfolio shareholders (e.g., the printing and mailing of Trust prospectuses and shareholder reports) in lieu of the Trust providing such services to shareholders. The contractual administrative services fee is 0.10% of the Horizon Portfolio's average daily net assets, subject to the current asset-based voluntary waivers applicable to that fee. The Horizon Portfolio is not directly subject to the administrative services fee to the extent it invests in Underlying Trust Portfolios. The Underlying Trust Portfolios in which the Horizon Portfolio invests are, however, directly subject to the administrative services fee.

***  As described above, the Horizon Portfolio invests at least 90% of its assets in Underlying Trust Portfolios and may invest up to 10% of its assets in Underlying ETFs. As a result, Horizon Portfolio shareholders indirectly bear the fees and expenses of the relevant Underlying Trust Portfolios and Underlying ETFs. The expenses shown under "Acquired Fund Fees and Expenses" represent a weighted average of the expense ratios of the Underlying Trust Portfolios and Underlying ETFs in which the Horizon Portfolio invested during the twelve-month period ended December 31, 2011. The Horizon Portfolio does not pay any transaction fees when purchasing or redeeming shares of the Underlying Trust Portfolios.

Estimated Pro Forma Fund Operating Expenses for AST J.P. Morgan Global Thematic Portfolio

Investment Mgt Fees	Other Expenses*	Acquired Fund Fees and Expenses***	Repositioned Portfolio Total Operating Expenses
0.95%	0.15%	0.00%	1.10%

*  As used in connection with the Repositioned Portfolio, "other expenses" includes expenses for accounting and valuation services, custodian fees, audit and legal fees, transfer agency fees, fees paid to non-interested Trustees, and certain other miscellaneous items. The Trust has also entered into arrangements with the issuers of the variable insurance products offering the Repositioned Portfolio under which the Trust will compensate such issuers for providing ongoing services to Repositioned Portfolio shareholders (e.g., the printing and mailing of Trust prospectuses and shareholder reports) in lieu of the Trust providing such services to shareholders. The contractual administrative services fee is 0.10% of the Repositioned Portfolio's average daily net assets, subject to the current asset-based voluntary waivers applicable to that fee.

EXPENSE EXAMPLES

Because shares of the Portfolio may be purchased only through Contracts, the prospectus of the relevant Contract should be carefully reviewed for information on the charges and expenses of those Contracts. The Expense Examples below do not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

The Expense Examples below are intended to help you compare the cost of investing in the Horizon Portfolio under the current investment management fee and subadvisory arrangements during the twelve-month period ended December 31, 2011 with the cost of investing in the Repositioned Portfolio assuming the increased investment management fee and relevant subadvisory arrangements were in effect for the twelve-month period ended December 31, 2011. These Expense Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Expense Examples also assume that your investment has a 5% return each year, that the Portfolio's total operating expenses remain the same, and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example Based on Operating Expenses for AST Horizon Growth Asset Allocation Portfolio*:

1 Year	3 Years	5 Years	10 Years
$112	$350	$606	$1,340

Expense Example Based on Estimated Pro Forma Operating Expenses for AST J.P. Morgan Global Thematic Portfolio:

1 Year	3 Years	5 Years	10 Years
$112	$350	$606	$1,340

*  Such amounts do not reflect application of voluntary investment management fee waiver in effect as of the date hereof with respect to the Horizon Portfolio.

Had the proposed increased contractual investment management fee rate for the Portfolio and the subadvisory arrangements with the New Subadviser been in effect during the twelve-month period ended December 31, 2011, the Co-Managers would have:

•  received approximately $13,779,000 in investment management fees from the Repositioned Portfolio;

•  paid approximately $4,787,000 in subadvisory fees to the New Subadviser; and

•  had net retained investment management fees of approximately $8,992,000 in connection with the Repositioned Portfolio (i.e., $13,779,000 in investment management fees received — $4,787,000 in subadvisory fees paid).

Summarized in the table below (expressed in both dollar and percentage terms for the twelve-month period ended December 31, 2011) are the actual and estimated pro forma contractual and effective:

•  investment management fees for the Co-Managers with respect to the Repositioned Portfolio and the Horizon Portfolio (exclusive of the Co-Managers' voluntary waiver of 0.05% of their investment management fee on Horizon Portfolio assets between $250 million and $750 million and 0.10% of their investment management fee on Horizon Portfolio assets exceeding $750 million);

•  subadvisory fees paid by the Co-Managers with respect to the Repositioned Portfolio and the Horizon Portfolio (i.e., to Horizon, to the subadviser for the relevant Underlying Trust Portfolios, and to the New Subadviser, as applicable); and

•  net investment management fee retained by the Co-Managers.

	Direct Contr Inv Mgt Fee for Co-Managers	Effective Inv Mgt Fee Received by Co-Managers	Contr Sub Fee Paid by Co-Managers to Relevant Sub	Effective Sub Fee Paid by Co-Managers to Relevant Sub	Net Contr Inv Mgt Fee Retained by Co-Managers	Net Effective Inv Mgt Fee Retained by Co-Managers
Repositioned Portfolio (Estimated Pro Forma)	$13,779,000	$13,779,000	$4,787,000	$4,787,000	$8,992,000	$8,992,000
Horizon Portfolio (Actual)	$4,351,000	$13,924,000 *	$1,741,000	$5,077,000 **	$2,610,000	$8,847,000
Increase-(Decrease) from Actual to Estimated Pro Forma	$9,428,000	$(145,000)	$3,046,000	$(290,000)	$6,382,000	$145,000
Difference Between Actual and Estimated Pro Forma in Percentage Terms	0.65%	(0.01)%	0.21%	(0.02)%	0.44%	0.01%

*  For the period indicated, the amount shown above represents the sum of the direct contractual investment management fees for the Horizon Portfolio (i.e., $4,351,000) and the estimated investment management fees paid to the Co-Managers by the relevant Underlying Trust Portfolios (i.e., $9,573,000) based upon the Horizon Portfolio's investments in those Underlying Trust Portfolios. Such amount does not reflect application of the voluntary investment management fee waiver in effect as of the date hereof with respect to the Horizon Portfolio.

**  For the period indicated, the amount shown above represents the sum of the contractual subadvisory fees paid to Horizon by the Co-Managers in connection with the Horizon Portfolio (i.e., $1,741,000) and the estimated subadvisory fees paid by the Co-Managers to the subadviser for the relevant Underlying Trust Portfolios (i.e., $3,336,000) based upon the Horizon Portfolio's investments in those Underlying Trust Portfolios.

Summarized in the table below (expressed as a percentage of the Portfolio's average daily net assets for the twelve-month period ended December 31, 2011) are the actual and estimated pro forma contractual and effective:

•  investment management fees for the Co-Managers with respect to the Repositioned Portfolio and the Horizon Portfolio (exclusive of the above-described voluntary investment management fee waiver);

•  subadvisory fees paid by the Co-Managers with respect to the Repositioned Portfolio and the Horizon Portfolio (i.e., to Horizon, to the subadviser for the relevant Underlying Trust Portfolios, and to the New Subadviser, as applicable); and

•  net investment management fee retained by the Co-Managers.

	Direct Contr Inv Mgt Fee for Co-Managers	Effective Inv Mgt Fee Received by Co-Managers	Contr Sub Fee Paid by Co-Managers to Relevant Sub	Effective Sub Fee Paid by Co-Managers to Relevant Sub	Net Contr Inv Mgt Fee Retained by Co-Managers	Net Effective Inv Mgt Fee Retained by Co-Managers
Repositioned Portfolio (Estimated Pro Forma)	0.95%	0.95%	0.33%	0.33%	0.62%	0.62%
Horizon Portfolio (Actual)	0.30%	0.96%*	0.12%	0.35%**	0.18%	0.61%
Increase-(Decrease) from Actual to Estimated Pro Forma	0.65%	(0.01)%	0.21%	(0.02)%	0.44%	0.01%

*  For the period indicated, the amount shown above represents the sum of the direct contractual investment management fees for the Horizon Portfolio (i.e., 0.30%) and the estimated investment management fees paid to the Co-Managers by the relevant Underlying Trust Portfolios (i.e., 0.66%) based upon the Horizon Portfolio's investments in those Underlying Trust Portfolios. Such amount does not reflect application of the voluntary investment management fee waiver in effect as of the date hereof with respect to the Horizon Portfolio.

**  For the period indicated, the amount shown above represents the sum of the contractual subadvisory fees paid to Horizon by the Co-Managers in connection with the Horizon Portfolio (i.e., 0.12%) and the estimated subadvisory fees paid by the Co-Managers to the subadviser for the relevant Underlying Trust Portfolios (i.e., 0.23%) based upon the Horizon Portfolio's investments in those Underlying Trust Portfolios.

In summary, for the twelve-month period ended December 31, 2011, the Co-Managers noted that the proposed contractual investment management fee rate for the Repositioned Portfolio (i.e., 0.95%) was actually lower (i.e., 0.01%) than the estimated gross effective contractual investment management fee rate for the Horizon Portfolio (i.e., 0.96%).

Description of Portfolio Repositioning

A description of the contemplated changes to the Portfolio's investment objective, investment strategy, non-fundamental investment policies, and blended performance benchmark is set forth below. The Board approved these changes at the Board Meeting. Implementation of these changes, however, is subject to receipt of the required shareholder approval with respect to the Proposal.

Current and Proposed Investment Objective. The current investment objective of the Horizon Portfolio is to seek the highest potential total return consistent with its specified level of risk tolerance. The proposed investment objective of the Repositioned Portfolio will be to seek capital appreciation consistent with its specified level of risk tolerance. The current and proposed investment objectives are non-fundamental investment policies of the Portfolio and may be changed by the Board without shareholder approval. No assurance can be given that the Horizon Portfolio or the Repositioned Portfolio will achieve its investment objective.

Description of Investment Policy Changes

General. As set forth above, the Horizon Portfolio normally invests approximately 90% of its assets in Underlying Trust Portfolios and up to 10% of its assets in Underlying ETFs. The Repositioned Portfolio, however, would no longer continue to invest substantially all of its assets in Underlying Trust Portfolios and Underlying ETFs. Instead, as described in more detail below, the New Subadviser would implement various investment strategies primarily through the direct purchase and sale of equity and debt securities and the use of other financial instruments. In particular, the Repositioned Portfolio will provide exposure to a long-term strategic asset allocation while having the flexibility to express shorter-term tactical views by capitalizing upon market opportunities globally. The J.P. Morgan Portfolio will invest across a broad range of asset classes, including, without limitation, domestic equity and debt, international and global developed equity, emerging markets equity and debt, high yield debt, convertible bonds, and real estate investment trusts. The New Subadviser will seek to achieve the J.P. Morgan Portfolio's investment objective by utilizing a select spectrum of investment strategies that have been developed within the J.P. Morgan organization. The Repositioned Portfolio will invest primarily in individual securities in order to meet its investment objective and will also utilize derivative instruments for tactical positioning and risk management.

Asset Allocation Ranges for Repositioned Portfolio. Under normal circumstances, approximately 65% of the Repositioned Portfolio's net assets will be invested to provide exposure to equity securities and approximately 35% of its net assets will be invested to provide exposure to fixed-income securities. Depending on market conditions, such equity exposure may range between 55-75% of the Repositioned Portfolio's net assets and such fixed-income exposure may range between 25-45% of its net assets. Such exposures may be obtained through: (i) the purchase of "physical" securities (e.g., common stocks, bonds, etc.), (ii) the use of derivatives (e.g., futures contracts, currency forwards, etc.), and (iii) the purchase of Underlying ETFs. More specific information regarding the Repositioned Portfolio's minimum, neutral, and maximum exposures to various asset classes under normal circumstances is set forth below. The neutral exposure is the target allocation when the New Subadviser has a neutral view of the relative value among the asset classes. The minimum and maximum exposures show the range of allocations among the asset classes during normal circumstances.

Asset Class	Minimum Exposure		Neutral Exposure	Maximum Exposure
Equities

U.S. Equity	24.50%		36.50%	48.50%

REITs	0.50%		4.50%	8.50%

Developed Intl. Equity	2.0%		12.0%	22.0%

Emerging Intl. Equity	2.0%		8.0%	14.0%

Global Convertibles	0.0%		4.0%	8.0%

Total Equities	55	%*	65%	75	%**

Fixed-Income

U.S. Core Fixed Income	20.0%		30.0%	40.0%

U.S. "High Yield"	0.0%		3.0%	11.0%

Emerging Market Debt	0.0%		2.0%	6.0%

Total Fixed-Income	25	%***	35%	45	%****

*  Notwithstanding the individual minimum exposures for the various equity segments, the minimum combined exposure to equity investments is 55% of the J.P. Morgan Portfolio's net assets. This minimum represents a separate guideline, not an addition of the guidelines for each equity segment.

**  Notwithstanding the individual maximum exposures for the various equity segments, the maximum combined exposure to equity investments is 75% of the J.P. Morgan Portfolio's net assets. This maximum represents a separate guideline, not an addition of the guidelines for each equity segment.

***  Notwithstanding the individual minimum exposures for the various fixed-income segments, the minimum combined exposure to fixed-income investments is 25% of the J.P. Morgan Portfolio's net assets. This minimum represents a separate guideline, not an addition of the guidelines for each fixed-income segment.

****  Notwithstanding the individual maximum exposures for the various fixed-income segments, the maximum combined exposure to fixed-income investments is 45% of the J.P. Morgan Portfolio's net assets. This maximum represents a separate guideline, not an addition of the guidelines for each fixed-income segment.

In addition to the equity and fixed income exposures set forth in the chart above, the Repositioned Portfolio will be managed under normal circumstances to provide the following minimum, neutral, and maximum exposures to particular categories in the chart below. The percentages include both equity and fixed income.

Category	Minimum Exposure	Neutral Exposure	Maximum Exposure
Total Non-U.S. Assets	15.0%	25.25%	35.0%

Total REITs & Emerging Intl. Equity	5.0%	12.50%	20.0%

Total High Yield & Small-Cap Equity	0.0%	6.0%	15.0%

Temporary Defensive Investments. In response to adverse market, economic, or political conditions or to satisfy redemptions, the J.P. Morgan Portfolio may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of its assets in cash, cash equivalents or shares of money market or short-term bond funds that are advised by PI, ASTIS, or their affiliates. Investing heavily in these securities will limit the New Subadviser's ability to achieve the J.P. Morgan Portfolio's investment objective, but can help to preserve Portfolio assets.

Description of Blended Performance Benchmark Changes. The proposed changes to the Portfolio's blended performance benchmark are summarized below.

Current Blended Performance Benchmark of AST Horizon Growth Asset Allocation Portfolio	Proposed Primary Blended Performance Benchmark of AST J.P. Morgan Global Thematic Portfolio
Russell 3000 Index: 60% MSCI EAFE Index: 10% Barclays Capital U.S. Aggregate Bond Index: 30%	MSCI World Index: 70% Barclays Capital U.S. Aggregate Bond Index: 30%

Proposed Secondary Blended Performance Benchmark of AST J.P. Morgan Global Thematic Portfolio
Russell 3000 Index: 38.50%
MSCI EAFE Index: 14.0%
MSCI Emerging Markets Free Index: 8.0%
Barclays Capital U.S. Aggregate Bond Index: 30.0%
Barclays Capital HY 2% Constrained Index: 3.0%
FTSE EPRA/NAREIT Developed Index: 4.50%
J.P. Morgan EMBI Global Index: 2.0%

Principal Risks of Investing in Repositioned Portfolio. The risks identified below are the principal risks of investing in the Repositioned Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Repositioned Portfolio. An investment in the Repositioned Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Repositioned Portfolio makes every effort to achieve its objective, it can't guarantee success.

Asset-Backed Securities Risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed income securities, asset-backed securities are subject to interest rate risk, credit risk and liquidity risk. When the underlying pools of assets consist of debt obligations, there is a risk that those obligations will be repaid sooner than expected (prepayment risk) or later than expected (extension risk), both of which may result in lower than expected returns.

Asset Transfer Program Risk. The Repositioned Portfolio will be used in connection with certain benefit programs under variable annuity contracts issued by certain Participating Insurance Companies, including, certain

"guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the relevant Participating Insurance Companies to manage the guarantees offered in connection with these benefit programs, such companies will monitor each contract owner's account value from time to time and will systematically transfer amounts between the Repositioned Portfolio and certain bond funds (or, for one guaranteed minimum withdrawal benefit program, the relevant insurer's general account) as required by certain non-discretionary mathematical formulas. Such pre-determined mathematical formulas may, however, result in large-scale asset flows into and out of the Repositioned Portfolio and subject the Repositioned Portfolio to certain risks. Such pre-determined mathematical formulas could adversely affect the Repositioned Portfolio's investment performance by requiring the New Subadviser to purchase and sell securities at inopportune times and by otherwise limiting their ability to fully implement the Portfolio's investment strategies. In addition, these pre-determined mathematical formulas may result in relatively small asset bases and relatively high operating expense ratios for the Portfolio compared to other similar funds.

Commodity Risk. A commodity-linked derivative instrument is a financial instrument, the value of which is determined by the value of one or more commodities, such as precious metals and agricultural products, or an index of various commodities. The prices of these instruments historically have been affected by, among other things, overall market movements and changes in interest and exchange rates and have may be volatile than the prices of investments in traditional equity and debt securities.

Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including: the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Repositioned Portfolio; certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage, which can result in losses to a Portfolio that exceed the amount the Repositioned Portfolio originally invested; certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth, and privately negotiated derivatives may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce losses but also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Repositioned Portfolio; and commodity-linked derivative instruments may be more volatile than the prices of investments in traditional equity and debt securities.

Equity Securities Risk. There is the risk that the value or price of a particular stock or other equity or equity-related security owned by the Repositioned Portfolio could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which the Repositioned Portfolio invests could go down.

Expense Risk. Your actual cost of investing in the Repositioned Portfolio may be higher than the daily estimated expenses shown above in this Proxy Statement for a variety of reasons, including, for example, if the Repositioned Portfolio's daily average net assets does not reach the projected level shown above.

Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including the risk that an issuer or guarantor of a security will be unable to pay some or all of the principal and interest when due (credit risk); the risk that the Repositioned Portfolio may not be able to sell some or all of the securities its holds, either at the price it values the security or at any price (liquidity risk); and the risk that the rates of interest income generated by the fixed income investments of the Repositioned Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed income investments of the Repositioned Portfolio may decline due to an increase in market interest rates (interest rate risk).

Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of U.S. issuers. Foreign investment risk includes: Changes in currency exchange rates may affect the value of foreign securities held by the Repositioned Portfolio; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than U.S. markets, are not subject to regulatory requirements comparable to those in the U.S, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are smaller and less liquid than the U.S. market; political developments may adversely affect the value of the Repositioned Portfolio's foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds. The risks associated with investments in foreign securities are heightened for investment in securities from issuers located in emerging market countries.

High-Yield Risk. Investments in fixed-income securities rated below investment grade and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of credit and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

Management Risk. Management risk includes the risk that the securities and other financial instruments selected by the New Subadviser for will underperform the market, the relevant indices, or other funds with similar investment objectives and investment strategies. All decisions by an adviser require judgment and are based on imperfect information. Additionally, the investment techniques, risk analysis and investment strategies used by a New Subadviser in making investment decisions for the Repositioned Portfolio may not produce the desired results.

Market Risk. Market risk is the risk that the markets in which the Repositioned Portfolio invests will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably.

Mortgage-Backed Securities Risk. A mortgage-backed security is a specific type of asset-backed security — one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. The risks associated with investments in mortgage-backed securities, particularly credit risk, are heightened in connection with investments in sub-prime mortgage-backed securities.

Recent Events Risk. The ongoing domestic and international financial and debt crises have caused significant declines in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the New Subadviser. These market conditions may continue or get worse. In response to these crises, the U.S. and many foreign governments have increased deficit spending while the Federal Reserve, the European Central Bank, and other foreign central banks have taken steps to support financial markets. The reduction or withdrawal of these measures could negatively affect the overall economy and/or the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.

Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand for real estate and office space, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for favorable tax treatment under current tax laws. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

New Subadviser

J.P. Morgan Investment Management Inc. (J.P. Morgan) is an indirect wholly-owned subsidiary of J.P. Morgan Chase Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of March 31,

2012, J.P. Morgan and its affiliated companies had approximately $1.3 trillion in assets under management worldwide. J.P. Morgan's address is 270 Park Avenue, New York, New York 10017.

Portfolio Managers for Repositioned Portfolio

Information about the portfolio managers responsible for the day-to-day management of the Repositioned Portfolio is set forth below.

In addition to the information set forth below, the Trust's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Repositioned Portfolio.

Patrik Jakobson, Managing Director, is a portfolio manager with J.P. Morgan's Global Multi-Asset Group (the GMAG). He is a member of the Global Strategy Team that is responsible for managing the group's tactical allocation investment process and global portfolio strategy. An employee since 1987, Patrik has served as a portfolio manager for the firm's global asset allocation and balanced portfolios since 1995 and has worked extensively with institutional clients on strategic asset allocation issues. He previously managed equity portfolios and worked as a research analyst specializing in the retailing industry in corporate finance. Patrik earned a BA in economics from Harvard University and an MBA in finance from the Wharton School of Business.

Nicole Fazio, CFA, Vice President, is a portfolio manager in the GMAG and is based in New York. An employee since 2003, she is responsible for manager research and portfolio construction. Nicole also focuses on portfolio management and implementation of tactical asset allocation strategy across GMAG's accounts, as well as strategic asset allocation. Previously, she was a junior client portfolio manager within the group, helping to support the global asset allocation and balanced portfolios. Nicole holds a B.S. in Finance from Boston College and is a CFA charterholder.

Neill Nuttall, Managing Director, is Chief Investment Officer and head of the GMAG. Based in London, Mr. Nuttall has particular responsibility for global tactical asset allocation, total return and convertible bond portfolios. He is a member of the Global Strategy Team, responsible for deciding asset allocation for the GMAG's balanced portfolios. An employee since 1984, prior to joining GMAG, he worked for Jardine Fleming in Hong Kong as head of currency, Asian fixed income and convertible bond management, and more recently as a qualitative portfolio manager in the Currency Group in London. Previously, he worked for Standard Chartered Bank in Hong Kong and Thailand. Neill obtained a BA (Hons) in Politics from the University of Exeter.

Information About PI and ASTIS

PI and ASTIS are both wholly-owned subsidiaries of PIFM Holdco, Inc., 100 Mulberry Street, Newark, New Jersey 07102, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, 751 Broad Street Newark, New Jersey 07102, which is a wholly-owned subsidiary of Prudential Financial, Inc., 751 Broad Street, Newark, New Jersey, 07102.

Set forth below are the names, titles and principal occupations of the principal executive officers of PI. Unless otherwise indicated, the address of each individual is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Name	Position with PI	Principal Occupations
Scott E. Benjamin	Executive Vice President	Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

Kurt J. Byerly	Chief Financial Officer, Controller, Executive Vice President and Treasurer	Chief Financial Officer, Controller, Executive Vice President and Treasurer (since March 2008) of Prudential Investments LLC; Treasurer and Vice President (since December 2011) of Prudential Investments Wealth Management Solutions of Canada Ltd.; Assistant Treasurer and Vice President (since January 2010) of Prudential Investment Management Services LLC; Chief Financial Officer, Controller, and Treasurer (since March 2008) of Prudential Mutual Fund Services LLC; Controller and Executive Vice President (since March 2008) of PIFM Holdco, LLC. Formerly, Director — Finance for Prudential Investments (2006-2008).

Christopher S. Cooper	Executive Vice President	Executive Vice President (since September 2008) of Prudential Investments LLC; President and Chief Executive Officer of Prudential International Investments Cayman (since December 2009); Chief Executive Officer of Prudential Mexico, LLC (since December 2008); Chairman, President and Chief Executive Officer (since October 2008) of Prudential International Investments, LLC; President and Chief Executive Officer (since October 2008) of Prudential International Investments, Corporation; Chairman (since October 2008) of Prudential International Investments Advisers, LLC; Vice President of Prudential Investment Management, Inc. (since September 2008); President of PGLH of Delaware, Inc. (since October 2007); Managing Director of Prudential International Investments Seoul (2007-2008); President and Chief Executive Officer of Prudential Investment & Securities Co., Ltd (2004-2007).

Name	Position with PI	Principal Occupations
Theodore J. Lockwood	Executive Vice President	Executive Vice President (since August 2006) of Prudential Investments LLC; Vice President of Quantitative Management Associates (Since July 2004). Vice President of Prudential Investment Management, Inc. (since July 2004); Vice President of Prudential Trust Company (since May 2003).

Kevin B. Osborn	Executive Vice President	Executive Vice President (since October 2002) of Prudential Investments, LLC; Executive Vice President (since December 2011) of Prudential Wealth Management Solutions of Canada Ltd; Executive Vice President and Manager of PIFM Holdco, LLC (since April 2006); Vice President (since June 1999) of Prudential Investment Management Services LLC

Stuart S. Parker	President	President of Prudential Investments LLC (since January 2012); Senior Vice President (since October 2007); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).

Kathryn L. Quirk	Executive Vice President and Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Valerie M. Simpson	Chief Compliance Officer and Vice President	Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; Vice President (since April 2006) of Prudential Investments LLC; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Set forth below are the names, titles and principal occupations of the officers of ASTIS. Unless otherwise indicated, the address of each individual is One Corporate Drive, Shelton, Connecticut 06484-0883.

Name*	Position with ASTIS	Principal Occupations
Timothy S. Cronin	Officer-in-Charge, President, Chief Executive Officer, Chief Operating Officer and Director	President, Chief Executive Officer, Chief Operating Officer, Officer-In-Charge (since March 2006), Director (since June 2005) of AST Investment Services, Inc.; Senior Vice President of Prudential Investments LLC (since May 2009); Vice President (since July 2006) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Senior Vice president (since May 2006) of Prudential Annuities Life Assurance Corporation; Senior Vice President of Prudential Annuities Life Assurance Corporation (since March 2006).

Leslie Laurita	Controller	Controller (since November 2011) of AST Investment Services, Inc., Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Pruco Reinsurance Ltd., Prudential Annuities Holding Company, Inc., Prudential Annuities Information Services & Technology Corporation, Prudential Annuities Life Assurance Corporation and Prudential Annuities, Inc.; Vice President (since November 2011) of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Pruco Reinsurance Ltd. and Prudential Annuities Life Assurance Corporation.

Robert O'Donnell	Executive Vice President and Director	Executive Vice President and Director (since April 2012 of AST Investment Services, Inc.; President (since April 2012) of Prudential Annuities; Senior Vice President, Head of Product, Investment Management & Marketing (October 2008-April 2012) for Prudential Annuities; Senior Vice President, Head of Product (July 2004-October 2008) for Prudential Annuities.

Name*	Position with ASTIS	Principal Occupations
Mark E. Sieb	Treasurer and Vice President	Assistant Treasurer (since March 2012) of Prudential Retirement Insurance and Annuity Company; Treasurer (since November 2011) of AST Investment Services, Inc., Prudential Annuities Holding Company, Inc., Prudential Annuities Information Services & Technology Corporation, Prudential Annuities, Inc., Prudential Structured Settlement Company and The Prudential Assigned Settlement Services Corp.; Assistant Treasurer and Vice President Finance (since November 2011) of Pruco Reinsurance Ltd.; Vice President (since March 2007) of AST Investment Services, Inc.; Executive Vice President (since March 2007) of Prudential Annuities Information Services & Technology Corporation.

*  Excludes the following officers of ASTIS: Scott E. Benjamin (Director and Executive Vice President), Kathryn L. Quirk (Corporate Counsel, Vice President and Secretary) and Valerie M. Simpson (Chief Compliance Officer) who are also listed as officers of PI.

Substantially Similar Funds or Portfolios Managed by PI or ASTIS

ASTIS and PI do not manage another fund or portfolio that has investment objectives, policies, and strategies that are substantially similar to the proposed investment objective, policies, and strategies for the Repositioned Portfolio.

Substantially Similar Funds or Portfolios Advised by the New Subadviser

J.P. Morgan does not manage another fund or portfolio that has investment objectives, policies, and strategies that are substantially similar to the proposed investment objective, policies, and strategies for the Repositioned Portfolio.

Matters Considered by the Board

The Board, including a majority of the Independent Trustees, met during the Board Meeting that took place on March 14-15, 2012, to consider the Co-Managers' proposals to change the Portfolio's investment management fee rate, subadvisory arrangements, investment strategy, investment objective, investment policies, blended performance benchmark, and name (such changes are collectively referred to herein from time to time as the Portfolio Repositioning). A majority of the Independent Trustees attended the Board Meeting. In advance of the Board Meeting, the Trustees received materials relating to all aspects of the Portfolio Repositioning and had the opportunity to ask questions and request additional information in connection with their consideration of the Portfolio Repositioning, including the proposed increased investment management fee rate. The materials included, among other things, a comparative analysis of the current investment management fee rate and total expenses for the Horizon Portfolio, the proposed investment management fee rate and total expenses for the J.P. Morgan Portfolio, and the investment management fee rates and total expenses for mutual funds with investment policies and strategies similar to those of the Horizon Portfolio and the J.P. Morgan Portfolio (i.e., variable insurance product (VIP) funds in Lipper Inc.'s mixed-asset target allocation growth category).

At such meeting, the Board, including a majority of the Independent Trustees, approved amending the Management Agreement, including increasing the investment management fee rate. The Board also approved the termination of the existing subadvisory agreement relating to the Portfolio between the Co-Managers and Horizon, the execution of a subadvisory agreement relating to the Portfolio between the Co-Managers and J.P. Morgan, and certain changes to the Portfolio's investment objective, non-fundamental investment policies, and blended performance benchmark as outlined above. At such meeting, the Board received oral presentations from representatives of the Co-Managers and J.P. Morgan and had the opportunity to ask questions and obtain additional information about the Portfolio Repositioning, including the proposed increased investment management fee rate.

The material factors and conclusions that formed the basis for the Trustees' determination to approve the amendment to the Management Agreement are discussed separately below.

Reasons for an Increased Investment Management Fee Rate

The Co-Managers proposed the increased investment management fee rate for the J.P. Morgan Portfolio to the Board in order to effect the Portfolio Repositioning. As noted above, the Horizon Portfolio currently operates as a "fund-of-funds" by investing approximately 90% of its assets in Underlying Trust Portfolios and may invest up to 10% of its assets in Underlying ETFs. Horizon is generally responsible for determining the Horizon Portfolio's target asset allocation among the various asset classes (i.e., equities, debt, and cash/money market) and selecting weighted combinations of Underlying ETFs for 10% of the Horizon Portfolio's assets. The Co-Managers, however, are responsible for selecting the Underlying Trust Portfolios to be used as the fulfillment options for Horizon's asset allocation decisions, conducting cash management activities, and otherwise handling the actual day-to-day investment management of the Horizon Portfolio, including the purchase, retention, and sale of all portfolio securities and instruments, including Underlying Trust Portfolios and Underlying ETFs.

The Repositioned Portfolio, on the other hand, will not invest substantially all of its assets in Underlying Trust Portfolios and Underlying ETFs like the Horizon Portfolio. Instead, the Repositioned Portfolio will be a global asset allocation fund that pursues domestic and foreign equity and fixed-income strategies. As a result, the New Subadviser will be responsible for asset allocation, security selection, and overall day-to-day investment management of the Repositioned Portfolio. In order to pursue this investment strategy, J.P. Morgan must research and analyze domestic and foreign macro-economic and financial issues and the characteristics of the different global equity markets. The Co-Managers believe the subadvisory fee rate for J.P. Morgan reflects the increased operational and investment management responsibilities and corresponding costs to be incurred by J.P. Morgan as compared to Horizon. In turn, the J.P. Morgan's use of a global investment strategy when compared to the current "fund-of-fund" structure will result in an increase in the amount of time, oversight, and attention that will be required by the Managers' investment management, fund administration, legal, and compliance professionals. For example, the Repositioned Portfolio's use of J.P. Morgan's international equity and fixed-income strategies will require the establishment and maintenance of foreign custody accounts around the world. The Repositioned Portfolio's investment strategies will also involve the use of derivatives, which will, in turn, require the negotiation, execution, and delivery of various derivative contracts and tri-party custody agreements. In short, the Co-Managers believe that the proposed increased contractual investment management fee rate will permit the Co-Managers to: (i) retain and pay the New Subadviser to handle asset allocation, security selection, and overall day-to-day investment management of the Repositioned Portfolio; and (ii) recover some of the increased costs to be incurred by the Co-Managers in connection with the proposed changes to the Repositioned Portfolio.

Even though the Repositioned Portfolio's contractual investment management fee rate of 0.95% is 0.65% higher than the Horizon Portfolio's contractual investment management fee rate of 0.30%, the Co-Managers noted to the Board that the Repositioned Portfolio's contractual investment management fee rate of 0.95%:

•  was only 0.06% higher than the net effective management fee rate of 0.89% that was paid to the Co-Managers for the Horizon Portfolio for the twelve-month period ended December 31, 2011, taking into account the investment management fees paid by the Underlying Trust Portfolios, and after application of the 0.07% voluntary investment management fee waiver;

•  was actually 0.01% lower than the gross effective investment management fee rate of 0.96% that would have been paid to the Co-Managers for the Horizon Portfolio for the twelve-month period ended December 31, 2011 absent application of the 0.07% voluntary investment management fee waiver for the

Horizon Portfolio, taking into account the investment management fees paid by the Underlying Trust Portfolios;

•  was comparable with those of the Trust's other asset allocation fees paid by the Underlying Trust Portfolios that are not principally structured as funds-of-funds; and

•  was comparable with contractual fee increases in connection with the repositioning of certain Trust portfolios from a fund-of-funds structure to a non fund-of-funds structure.

In addition, even though the New Subadviser's contractual subadvisory fee rate for the Repositioned Portfolio is higher than Horizon's contractual subadvisory fee rate for the Horizon Portfolio, the Co-Managers noted to the Board that the gross effective subadvisory fee rate of 0.35% paid by the Co-Managers in connection with the Horizon Portfolio for the twelve-month period ended December 31, 2011 (taking into account the subadvisory fees paid by the Underlying Trust Portfolios) was actually 0.02% higher than the subadvisory fee rate that would have been paid to the New Subadviser in connection with the Repositioned Portfolio during that period.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Horizon Portfolio by the Co-Managers and Horizon under the current Management Agreement and the current subadvisory agreement and the nature and extent of services to be provided to the Repositioned Portfolio by the Co-Managers and the New Subadviser under the amended Management Agreement and the new subadvisory agreement. The Board considered the Co-Managers' representation that the nature and extent of services to be provided by the Co-Managers and the New Subadviser under the amended Management Agreement and the new subadvisory agreement would likely be greater than those provided by the Co-Managers and Horizon under the current Management Agreement and the current subadvisory agreement, due to the increased oversight, time, and expense which will be required to properly manage the Portfolio after it is transitioned from a "fund-of-funds" structure to a global asset allocation fund that pursues global investment strategies. The Board concluded that it was satisfied with the nature, extent, and quality of the investment advisory services expected to be provided to the Portfolio by the Co-Managers and the New Subadviser under the amended Management Agreement and the new subadvisory agreement.

Investment Performance

Although the Board considered the historical performance of the Horizon Portfolio as part of the overall Portfolio Repositioning, it did not consider that performance as a specific factor in approving the revised fee schedule for the amended Management Agreement. The Board noted, however, that the current Management Agreement had been considered and renewed by the Board in June 2011 as part of its annual consideration of the renewal of the Horizon Portfolio's investment management agreement, and that it had considered the Portfolio's historical investment performance at that time.

The Board also considered that it was approving J.P. Morgan as subadviser for the Portfolio and that J.P. Morgan would be implementing a new investment strategy for the Portfolio. Neither the Co-Managers nor the New Subadviser manage any single pooled investment vehicle that uses all of the investment strategies that are expected to be used in connection with the J.P. Morgan Portfolio. As a result, there was no directly comparable investment performance for the J.P. Morgan Portfolio for the Board to review at the Board Meeting. The investment strategies to be used by J.P. Morgan in connection with the Repositioned Portfolio, however, are also used by J.P. Morgan in connection with its management of various other registered investment companies and/or pooled investment vehicles. The Board did review historical investment performance information for the relevant J.P. Morgan strategies and their respective benchmark indices at the Meeting.

Investment Management Fee Rates

The Board compared the Horizon Portfolio's actual investment management fee and net total expense ratio for the twelve-month period ended December 31, 2011 and the proposed investment management fee and projected net total expense ratio for the Repositioned Portfolio assuming the Portfolio Repositioning had gone into effect during the same period with those of comparable mutual funds as selected by Lipper, Inc. (Lipper), an independent provider of investment performance and expense information to mutual funds and their boards of directors/trustees. Lipper classified both the Horizon Portfolio and the Reposition Portfolio as variable insurance products (VIP) mixed-asset target allocation growth funds. The actual management fee represents the fee rate actually paid by each fund classified by Lipper as a VIP mixed-asset target allocation growth fund, including the Horizon Portfolio and the Repositioned Portfolio, and includes any fee waivers or reimbursements. The net total expense ratio for each fund classified by Lipper as a VIP mixed-asset target allocation growth fund, including the Horizon Portfolio and the Repositioned Portfolio, represents the actual expense ratio incurred by fund shareholders, but does not include the charges associates with the relevant variable insurance contracts.

These comparisons placed the Horizon Portfolio and the Repositioned Portfolio in various quartiles, with the first quartile being the best 25% of the relevant mutual funds (in the case of expenses, the lowest-cost mutual funds) and the fourth quartile being the most expensive of the relevant mutual funds.

The materials provided to the Board in advance of the Board Meeting indicated that the total gross expense ratio and the total net expense ratio for each of the Horizon Portfolio and the Repositioned Portfolio fell within the third quartile of the Lipper VIP mixed-asset target allocation growth funds universe.

The Board also reviewed the annualized investment management fee information in the Lipper VIP mixed-asset target allocation growth funds universe. As the Horizon Portfolio is a fund-of-funds and the Repositioned Portfolio is not a fund-of-funds, the Board reviewed the annualized investment management fee information in the Lipper universe in two separate sub-universes, one sub-universe of fund-of-funds, including the Horizon Portfolio, and another sub-universe of non fund-of-funds, including the Repositioned Portfolio. The materials provided to the Board in advance of the Board Meeting indicated that the contractual investment management fee rate for both the Horizon Portfolio and the Repositioned Portfolio fell within the fourth quartile of the relevant Lipper sub-universe.

The Co-Managers noted to the Board that the Repositioned Portfolio will be a global asset allocation fund that pursues global investment strategies and also noted that the broad geographical reach of the J.P. Morgan Portfolio will require larger amounts of time and resources for oversight and administration as compared to the Horizon Portfolio. In short, the Board found it reasonable to conclude that the investment management and subadvisory arrangements for the Repositioned Portfolio should be evaluated in light of these differences.

Co-Managers' Profitability

The Board did not consider the profitability of the Co-Managers under the amended Management Agreement, because it was not possible to determine or calculate any additional or different profitability to be enjoyed by the Co-Managers until the increased management fee was in effect. The Board noted that it had considered the profitability of the Co-Managers under the current Management Agreement as part of its annual consideration of the renewal of the current Management Agreement for the Horizon Portfolio in June 2011, and that it had determined such profitability to be reasonable at that time. The Board also noted that will consider the profitability of the Co-Managers as part of any future annual review of the amended Management Agreement.

Economies of Scale

The Board considered the potential for the Co-Managers to experience economies of scale as the Portfolio grows in size. The Board considered that the amended Management Agreement would not provide breakpoints (that is, reductions in the fee rate as the size of the Portfolio increases), that the proposed subadvisory fee rate for the New Subadviser would include breakpoints in the fee rate paid by the Co-Managers to the New Subadviser, and that the subadvisory breakpoints would reduce that fee rate if the Portfolio increases in size. The Board noted that it will consider economies of scale (and any corresponding expense caps or waiver arrangements) as part of any future annual review of the amended Management Agreement.

Other Benefits to the Co-Managers or their affiliates from serving as co-investment managers

The Board did not consider ancillary or potential "fall out" benefits accruing to the Co-Managers as a result of their service as co-investment managers for the Portfolio. The Board noted that it had previously considered the ancillary or fall-out benefits accruing to the Co-Managers as part of its annual consideration of the renewal of the current Management Agreement for the Horizon Portfolio in June 2011, and that it had determined any such benefits to be reasonable at that time. The Board also noted that it will consider ancillary benefits as part of any future annual review of the amended Management Agreement.

Conclusion

Based on the materials provided to the Trustees and the presentations made by the Co-Managers and the New Subadviser at the Board Meeting, the Board concluded that approving the increased management fee rate was in the best interests of the Portfolio and its shareholders.

Implementation

As explained in more detail above, the Co-Managers and the Board are proposing the investment management fee rate increase in order to enable the Co-Managers to:

•  terminate Horizon as the sole subadviser for the Horizon Portfolio and current voluntary investment management fee waiver;

•  retain J.P. Morgan as the sole subadviser for the Portfolio; and

•  have the New Subadviser implement a new investment strategy for the Portfolio.

Specifically, if the increased investment management fee rate is approved by the shareholders of the Horizon Portfolio, the revised fee schedule will become effective upon the termination of Horizon as the sole subadviser for the Horizon Portfolio and the current voluntary investment management fee waiver and the corresponding addition of J.P. Morgan as the sole subadviser to the Portfolio. Such termination of Horizon and the current voluntary investment management fee waiver and the corresponding addition of J.P. Morgan are expected to occur on or about August 20, 2012. In turn, once J.P. Morgan becomes subadviser to the Portfolio, it is expected that the name of the Portfolio will be changed from the AST Horizon Growth Asset Allocation Portfolio to the AST J.P. Morgan Global Thematic Portfolio.

In terms of investment strategy, the Repositioned Portfolio would remain a global asset allocation vehicle and would continue to operate in accordance with the overall asset allocation parameters outlined above (i.e., normally 65% equity exposure but may range from 55-75% and 35% debt-money market exposure but may range from 25-45%). The Repositioned Portfolio, however, would no longer continue to invest substantially all of its assets in Underlying Trust Portfolios and Underlying ETFs. Instead, as described in more detail below, the New Subadviser would implement various investment strategies primarily through the purchase and sale of equity and debt securities and the use of other financial instruments (e.g., future contracts, currency forwards, swap agreements, and options). A portion of the Repositioned Portfolio's assets will also be invested in Underlying ETFs.

The Co-Managers believe that the Portfolio Repositioning, if implemented, will benefit Contract owners currently invested in the Horizon Portfolio with the benefit of having J.P. Morgan as subadviser, including obtaining access to its various investment strategies and experience. In particular, the Co-Managers believe that the combination of J.P. Morgan investment strategies to be used in connection with the J.P. Morgan Portfolio will constitute an innovative asset allocation offering. The change will also provide Contract owners with a greater diversity of asset allocation investment options.

The Board has approved the Portfolio Repositioning, the calling of the Meeting, and the submission of the Proposal to shareholders. The Proposal involves the approval of an increase in the investment management fee rate paid by the Portfolio to the Co-Managers. If shareholders approve the Proposal, the Portfolio's existing Management

Agreement with the Co-Managers will be amended to increase the investment management fee paid to the Co-Managers.

In the event Horizon Portfolio shareholders do not approve the proposed increased investment management fee rate, the increased investment management fee rate, the termination of Horizon as sole subadviser for the Portfolio, the retention of J.P. Morgan as sole subadviser for the Portfolio, and the investment strategy, investment objective, non-fundamental investment policy, performance benchmark, and name changes would not go into effect. Instead, the Horizon Portfolio would continue to operate as a "fund-of-funds" in accordance with its current investment objective and strategy and its investment management fee rate will remain unchanged. In addition, it is expected that the current voluntary investment management fee waiver for the Horizon Portfolio would also remain in effect in the event Horizon Portfolio shareholders do not approve the proposed increased investment management fee rate. Such voluntary fee waiver may, however, be modified or terminated by the Investment Managers at any time thereafter without prior notice to Portfolio shareholders.

THE BOARD OF TRUSTEES OF ADVANCED SERIES TRUST, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 1.

VOTING INFORMATION

Approval of Proposal No. 1 requires approval by a majority of the outstanding voting securities of the Horizon Portfolio, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of the Horizon Portfolio's outstanding voting securities is the lesser of: (i) 67% or more of the Portfolio's outstanding voting securities represented at a meeting at which more than 50% of the Portfolio's outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Portfolio's outstanding voting securities. Because the Participating Insurance Companies are the owners of record of approximately 100% of the Horizon Portfolio's outstanding voting securities as of the Record Date and substantially all of those Horizon Portfolio shares are expected to be present in person or represented by proxy at the Meeting through Contract owner voting instructions or through the proportional voting procedure described below, it is currently expected that approval of Proposal No. 1 will require the affirmative vote of a simple majority of the Portfolio's outstanding shares as of the Record Date.

Each Contract owner will be entitled to give voting instructions equivalent to one vote for each full share, and a fractional vote for each fractional share, of the Horizon Portfolio beneficially owned at the close of business on the Record Date. If sufficient votes to approve each Proposal are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies.

In accordance with requirements of the SEC, each Participating Insurance Company, as record owner of the shares of the Horizon Portfolio, will vote shares of the Horizon Portfolio, including Horizon Portfolio shares owned by the Participating Insurance Company in its general account or otherwise, for which it does not receive instructions from Contract owners beneficially owning the shares (for the Proposal, against the Proposal, or abstain) in the same proportion as the votes actually cast in accordance with instructions received from Contract owners. It is expected that the presence at the Meeting of the Participating Insurance Companies affiliated with PI and ASTIS will be sufficient to constitute a quorum. Therefore, this proportional voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote on the various proposals. An abstention is not counted as an affirmative vote of the type necessary to approve the Proposal and, therefore, instructions to the applicable Participating Insurance Company to abstain will have the same effect as a vote against the Proposal.

How to Vote

You can vote your shares in any one of three ways:

•  By mail, with the enclosed voting instruction card,

•  In person at the Meeting, or

•  By phone.

If you simply sign and date the voting instruction card but give no voting instructions for the Proposals, your shares will be voted in favor of the Proposals and in accordance with the views of management upon any unexpected matters that come before the Meeting or any adjournment of the Meeting.

All costs and expenses directly related to this proxy solicitation will be paid by the Co-Managers or their affiliates.

Revoking Voting Instructions

Contract owners executing and returning voting instructions may revoke such instructions at any time prior to exercise of those instructions by written notice of such revocation to the Secretary of the Trust, by execution of subsequent voting instructions, or by voting in person at the Meeting.

ADDITIONAL INFORMATION

To the knowledge of the Trust, the executive officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of the Horizon Portfolio as of the Record Date. To the knowledge of the Trust, there were no persons who owned beneficially 5% or more of the shares of the Horizon Portfolio as of the Record Date. Broker-dealers affiliated with the Co-Managers received no commissions from the trust with respect to the Horizon Portfolio during the twelve-month period ended December 31, 2011.

TRANSITION EXPENSES

In order for J.P. Morgan to implement the new investment strategies on behalf of the Portfolio, it is expected that all shares of the Underlying Trust Portfolios and the Underlying ETFs held by the Horizon Portfolio will be liquidated and that equity securities, fixed-income securities, money market instruments, and other financial instruments selected by the New Subadviser will be purchased on behalf of the Repositioned Portfolio. Brokerage commissions and other transaction-related expenses will be directly incurred on behalf of the Portfolio in connection with the liquidation of the Underlying ETFs held by the Horizon Portfolio and the purchase of equity securities, fixed-income securities, money market instruments, and other financial instruments selected by the New Subadviser on behalf of the Repositioned Portfolio. Such direct brokerage commissions and other transaction-related expenses are expected to equal approximately $1.5 million (or 0.09% of the Portfolio's net assets as of December 31, 2011) and will be borne by the Portfolio and its shareholders.

SHAREHOLDER PROPOSALS

Any shareholder who wishes to submit a proposal to be considered at the Trust's next meeting of shareholders should send the proposal to the Trust at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077, so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting, in order to be included in the proxy statement and form of proxy relating to such meeting.

The Trust is not required, and does not intend, to hold annual meetings of shareholders other than as required under its Second Amended and Restated Declaration of Trust, the 1940 Act, or other applicable law, or if otherwise deemed advisable by the Board.

Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Trust's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

OTHER BUSINESS

The Co-Managers know of no business to be presented at the Meeting other than the matters described in this Proxy Statement. If any other matter is properly presented at the Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

It is important that you execute and return ALL of your voting instruction cards promptly.

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Exhibit A

ADVANCED SERIES TRUST

INVESTMENT MANAGEMENT AGREEMENT

Agreement made this 1st day of May, 2003, between Advanced Series Trust, a Massachusetts trust (the Fund), and each of Prudential Investments LLC, a New York limited liability company (PI) and American Skandia Investment Services, Inc. (ASISI).

W I T N E S S E T H

WHEREAS, the Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act); and

WHEREAS, the Fund desires to retain PI and ASISI jointly to render or contract to obtain as hereinafter provided investment advisory services to the Fund and the Fund also desires to avail itself of the facilities available to PI and ASISI with respect to the administration of its day-to-day business affairs, and both PI and ASISI are willing to render such investment advisory and administrative services; and

WHEREAS, the Fund desires to retain PI and ASISI to act as co-managers (in such joint capacity the Co-Managers) with respect to the Fund; it being understood that PI, except as otherwise provided herein, shall oversee, supervise and assist with ASISI's provision of investment advisory services to the Fund;

NOW, THEREFORE, the parties agree as follows:

1.  The Fund hereby appoints the Co-Managers to act as manager of the Fund and each series thereof set forth on Schedule A hereto (each a Portfolio) and as administrator of its business affairs for the period and on the terms set forth in this Agreement. The Co-Managers accept such appointment and agree to render the services herein described, for the compensation herein provided. Subject to the approval of the Board of Trustees of the Fund, the Co-Managers are authorized to enter into one or more subadvisory agreements with any subadviser, whether or not affiliated with the Manager (including, to the extent legally permissible, Prudential Investment Management, Inc. and Jennison Associates LLC) (each, a Subadviser), pursuant to which such Subadviser shall furnish to the Fund and each Portfolio investment advisory services in connection with the management of the Fund and such Portfolio (each, a Subadvisory Agreement). Subject to the approval of the Board of Trustees of the Fund, the Co-Managers are authorized to retain more than one Subadviser for each Portfolio, and if any Portfolio has more than one Subadviser, the Co-Managers are authorized to allocate and reallocate the assets of such Portfolio among the Subadvisers to such Portfolio. The Co-Managers will continue to have joint and several responsibility to the Fund and each Portfolio for all investment advisory services furnished to the Fund and such Portfolio pursuant to any Subadvisory Agreement. The Fund and Co-Managers understand and agree that the Co-Managers may manage the Fund and each Portfolio in a "manager-of-managers" style with either a single Subadviser or multiple Subadvisers for such Portfolio, which contemplates that the Co-Managers will, among other things and pursuant to an Order issued by the Securities and Exchange Commission (SEC): (i) continually evaluate the performance of each Subadviser to such Portfolio, if applicable, through quantitative and qualitative analyses and consultations with such Subadviser; (ii) periodically, and at least annually, make recommendations to the Fund's Board as to whether the contract with each Subadviser should be renewed, modified, or terminated in respect of such Portfolio; and (iii) periodically report to the Fund's Board regarding the results of its evaluation and monitoring functions. The Fund recognizes that, subject to Board approval, a Subadviser's services in respect of the Fund or any Portfolio may be terminated or modified pursuant to the "manager-of-managers" process, and that the Co-Managers may appoint a new Subadviser for any Subadviser that is so removed.

2.  Subject to the supervision of the Board of Trustees of the Fund, the Co-Managers shall administer the Fund's business affairs and, in connection therewith, shall furnish the Fund with office facilities and with clerical, bookkeeping and recordkeeping services at such office facilities and, subject to Section 1 hereof and any Subadvisory Agreement, the Co-Managers shall manage the investment operations of the Fund and the composition of the investment portfolio for each Portfolio, including the purchase, retention and disposition thereof, in accordance with the Portfolio's investment objectives, policies and restrictions as stated in the Fund's SEC registration statement on Form N-1A, as in effect from time to time (the Registration Statement), and subject to the following understandings:

(a)  With respect to the Fund and each Portfolio, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers' supervision) shall provide supervision of the Portfolio's investments, and shall determine from time to time what investments or securities will be purchased, retained, sold or loaned by the Portfolio, and what portion of the assets of such Portfolio will be invested or held uninvested as cash.

(b)  With respect to the Fund and each Portfolio, the Co-Managers, in the performance of their duties and obligations under this Agreement, shall act in conformity with the Declaration of Trust of the Fund and the Registration Statement and with the instructions and directions of the Board of Trustees of the Fund, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations. In connection therewith, the Co-Managers shall, among other things, prepare and file (or cause to be prepared and filed) such reports as are, or may in the future be, required by the SEC).

(c)  With respect to the Fund and each Portfolio, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers' supervision) shall determine the securities and futures contracts to be purchased or sold by such Portfolio and will place orders pursuant to their determinations with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated, to the extent legally permissible) in conformity with the policy with respect to brokerage as set forth in the Registration Statement or as the Board of Trustees may direct from time to time. In providing the Fund and each Portfolio with investment supervision, it is recognized that the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers' supervision) will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers' supervision) may consider the financial responsibility of or [research and investment information and other services] provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which other clients of either of the Co-Manager (or Subadvisers) may be a party, the size and difficulty in executing the order, and the value of the expected contribution of the broker dealer to the investment performance of the Portfolio on a continuing basis. It is understood that, to the extent legally permissible, Prudential Securities Incorporated (or a broker-dealer affiliated with a Subadviser) may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Fund's investment transaction business for the Fund or any Portfolio. It is also understood that it is desirable for the Fund and each Portfolio that the Co-Manager (or the Subadviser(s) to such Portfolio) have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants, and that such brokers or futures commission merchants may execute brokerage transactions at a higher cost to the Fund and such Portfolio than may result when allocating brokerage to other brokers or futures commission merchants on the basis of seeking the most favorable price and efficient execution. Therefore, the Co-Managers (and the Subadviser(s) to such Portfolio under the Co-Manager's supervision) each is authorized to pay higher brokerage commissions for the purchase and sale of securities and futures contracts for the Fund to brokers or futures commission merchants who provide such research and analysis, subject to review by the Fund's Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such broker or futures commission merchant may be useful to the Co-Manager (or the Subadviser) in connection with its services to other clients.

On occasions when the Co-Managers (or any Subadviser to such Portfolio under the Co-Managers' supervision) deem the purchase or sale of a security or a futures contract to be in the best interest of the Fund and such Portfolio as well as other clients of the Co-Managers (or such Subadviser), the Co-Manager (or such Subadviser), to the extent legally permissible, may, but shall be under no obligation to, aggregate the securities or futures contracts to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Co-Managers (or such Subadviser) in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and such Portfolio and to such other clients.

(d)  With respect to the Fund and each Portfolio, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers' supervision) shall maintain all books and records with respect to the Fund's and such Portfolio's portfolio transactions and shall render to the Fund's Board of Trustees such periodic and special reports as the Board may reasonably request.

(e)  With respect to the Fund and each Portfolio, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Manager's supervision) shall be responsible for the financial and accounting records to be maintained by the Fund and such Portfolio's (including those being maintained by the Fund's custodian).

(f)  With respect to the Fund and each Portfolio, the Co-Manager (or the Subadviser(s) to such Portfolio under the Co-Managers' supervision) shall provide the Fund's custodian on each business day information relating to all transactions concerning the assets of the Fund and such Portfolio.

(g)  The investment management services of the Co-Managers under this Agreement are not to be deemed exclusive, and the Co-Managers shall be free to render similar services to others.

(h)  The Co-Managers shall make reasonably available their employees and officers for consultation with any of the Trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

3.  The Fund has delivered to the Co-Managers copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a)  Articles of Incorporation or Declaration of Trust of the Fund;

(b)  By-Laws of the Fund (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the "By-Laws");

(c)  Certified resolutions of the Board of Trustees of the Fund authorizing the appointment of the Manager and approving the form of this agreement;

(d)  Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the SEC relating to the Fund and its shares of common stock and all amendments thereto; and

(e)  Each prospectus and statement of additional information of the Fund.

4.  The Co-Managers shall authorize and permit any of their officers and employees who may be elected as Trustees or officers of the Fund to serve in the capacities in which they are elected. All services to be furnished by the Co-Managers under this Agreement may be furnished through the medium of any such officers or employees of the Co-Managers.

5.  The Co-Managers shall keep the Fund's books and records required to be maintained by it pursuant to Paragraph 2 hereof. The Co-Managers agree that all records which it maintains for the Fund are the property of the Fund, and they will surrender promptly to the Fund any such records upon the Fund's request, provided however that the Co-Managers may retain a copy of such records. The Co-Managers further agree to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Co-Managers pursuant to Paragraph 2 hereof.

6.  During the term of this Agreement, the Co-Managers shall pay the following expenses:

(i)  the salaries and expenses of all Trustees, officers and employees of the Fund and the Co-Managers, except the fees and expenses of Trustees who are not affiliated persons of the Co-Managers or any Subadviser,

(ii)  all expenses incurred by the Co-Managers in connection with managing the ordinary course of the Fund's business, other than those specifically assumed by the Fund herein, and

(iii)  the fees, costs and expenses payable to each Subadviser pursuant to a Subadvisory Agreement.

The Fund assumes and will pay the expenses described below:

(a)  the fees and expenses incurred by the Fund or any Portfolio in connection with the management of the investment and reinvestment of its assets,

(b)  the fees and expenses of Fund Trustees who are not "interested persons" of the Fund within the meaning of the 1940 Act,

(c)  the fees and expenses of the Custodian that relate to (i) the custodial function and the recordkeeping connected therewith, (ii) preparing and maintaining the general accounting records of the Fund and the provision of any such records to the Co-Managers useful to the Co-Managers in connection with the Co-Managers' responsibility for the accounting records of the Fund pursuant to Section 31 of the 1940 Act and the rules promulgated thereunder, (iii) the pricing or valuation of the shares of the Fund, including the cost of any pricing or valuation service or services which may be retained pursuant to the authorization of the Board of Trustees of the Fund, and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Fund's securities,

(d)  the fees and expenses of the Fund's Transfer and Dividend Disbursing Agent that relate to the maintenance of each shareholder account,

(e)  the charges and expenses of legal counsel and independent accountants for the Fund,

(f)  brokers' commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities and futures transactions,

(g)  all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies,

(h)  the fees of any trade associations of which the Fund may be a member,

(i)  the cost of certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund,

(j)  the cost of fidelity, directors' and officers' and errors and omissions insurance,

(k)  the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, and paying notice filing fees under state securities laws, including the preparation and printing of the Registration Statement and the Fund's prospectuses and statements of additional information for filing under federal and state securities laws for such purposes,

(l)  allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports and notices to shareholders in the amounts necessary for distribution to the shareholders,

(m)  litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business, and

(n)  any expenses assumed by the Fund pursuant to a distribution and/or service plan adopted in a manner that is consistent with Rule 12b-1 under the 1940 Act.

7.  For the services provided and the expenses assumed by the Co-Managers pursuant to this Agreement, the Fund will pay to ASISI as full compensation therefore a fee at the annual rate(s) as described on the attached Schedule A with respect to the average daily net assets of the Fund. This fee will be computed daily, and will be paid to ASISI monthly. The Fund shall not pay any fee or other compensation to PI for the services provided and the expenses assumed pursuant to this Agreement. Provided, however, that upon any dissolution, liquidation or merger of ASISI into PI, or in the event that ASISI is unable for any reason to perform its duties as specified in this Agreement, PI shall be entitled to receive the same fees as formerly paid by the Fund to ASISI subject to the performance of the obligations of the Co-Managers hereunder.

8.  The Co-Managers shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except that the Co-Managers shall be jointly and severally liable for any loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on either Co-Manager's part in the performance of their duties or from reckless disregard by either Co-Manager of their obligations and duties under this Agreement. Federal and state laws impose responsibilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Fund may have under applicable law.

9.  This Agreement shall continue in effect as to each Portfolio for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Fund or any Portfolio at any time, without the payment of any penalty, by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio, or by the Co-Managers at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

10.  Nothing in this Agreement shall limit or restrict the right of any officer or employee of the Co-Managers who may also be a Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Co-Managers to engage in any other business or to render services of any kind to any other corporation, firm, individual or association; provided that nothing in this paragraph 10 shall relieve the Co-Managers from the performance of any obligation hereunder.

11.  Except as otherwise provided herein or authorized by the Board of Trustees of the Fund from time to time, the Co-Managers shall for all purposes herein be deemed to be independent contractors, and shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund or any Portfolio.

12.  During the term of this Agreement, the Fund agrees to furnish the Co-Managers at their respective principal offices all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer in any way to the Co-Managers prior to use thereof and not to use such material if the Co-Managers reasonably object in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Co-Managers copies of any of the above- mentioned materials which refer in any way to the Co-Managers. Sales literature may be furnished to the Co-Managers hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery. The Fund shall furnish or otherwise make available to the Co-Managers such other information relating to the business affairs of the Fund as the Cop-Managers at any time, or from time to time, reasonably request in order to discharge its obligations hereunder.

13.  This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

14.  Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid to the respective addresses indicated below; provided that any party may, by written notice to the others, designate a different recipient or address for such party:

If to the Co-Managers:	Prudential Investments LLC Gateway Center Three 100 Mulberry Street, 4th Floor Newark, NJ 07102-4077 Attention: President

and

AST Investment Services, Inc. One Corporate Drive Shelton, CT 06484 Attention:

If to the Fund:	Advanced Series Trust One Corporate Drive Shelton, CT 06484 Attention:

Copy to: Prudential Investments LLC Gateway Center Three 100 Mulberry Street, 4th Floor Newark, NJ 07102-4077 Attention: President

15.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

16.  The Fund may use the name "Portfolio" or any name including the word "Prudential," "Skandia," "AST," or "American Skandia" only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Co-Managers' business as Co-Managers or any extension, renewal or amendment thereof remain in effect. At such time as such an agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such a name or any other name indicating that it is advised by, managed by or otherwise connected with the Co-Managers, or any organization which shall have so succeeded to such businesses. In no event shall the Fund use the name "Portfolio." or any name including the word "Prudential," "Skandia," "AST," or "American Skandia" if the Co-Managers' functions are transferred or assigned to a company of which The Prudential Insurance Company of America does not have control. Further provided, that the Fund's right to use the words "Skandia," "AST," or "American Skandia" shall also be subject to the terms, conditions, restrictions and limitations governing the use of such words as set forth in any licensing or similar agreement(s) that may then be in effect between Prudential Financial, Inc. and Skandia Insurance Company Ltd. Or their successors or assigns.

17.  Liability of the Trustees and Shareholders. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument are not binding upon any of the Trustees or shareholders individually but is binding only upon the assets and property of the Trust.

18.  Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the ICA, shall be resolved by reference to such term or provision of the ICA and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange

Commission issued pursuant to the ICA. In addition, where the effect of a requirement of the ICA, reflected in any provision of this Agreement, is related by rules, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this instrument to be executed by their officers designated below as of the day and year above written.

ADVANCED SERIES TRUST

By:

PRUDENTIAL INVESTMENTS LLC

By:

AST INVESTMENT SERVICES, INCORPORATED

By:

SCHEDULE A

Portfolio	Proposed Investment Management Fee Rate
AST J.P. Morgan Global Thematic Portfolio	0.95%

ADVANCED SERIES TRUST

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102-4077

TWO EASY WAYS TO VOTE YOUR BALLOT!

TELEPHONE:   Call 1-800-690-6903 and follow the recorded instructions.

MAIL:   Vote, sign, date and return your voting instruction card by mail.

SPECIAL MEETING OF SHAREHOLDERS — July 2, 2012

VOTING INSTRUCTION CARD

VOTING INSTRUCTION FORM

AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO

The undersigned hereby instructs Prudential Annuities Life Assurance Corporation, The Prudential Insurance Company of America, Pruco Life Insurance Company (Pruco), Pruco Life Insurance Company of New Jersey, Allstate Life Insurance Company, and Allstate Life Insurance Company of New York , as applicable (the Insurance Company), to vote all shares of the AST Horizon Growth Asset Allocation Portfolio, a series of Advanced Series Trust, attributable to the undersigned’s variable contract or interest therein at the Special Meeting of Shareholders on July 2, 2012 at 10:00 a.m. Eastern Time, and at any adjournments thereof, as indicated on the reverse side of this Voting Instruction Card.

IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE PROPOSAL.  If you fail to return this Voting Instruction Card, or if you do not sign your Voting Instruction Card, the Insurance Company will vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from contract owners in the Separate Account.

Dated:

Signature	(Sign in the Box)

Please sign exactly as your name appears to the left

VOTING INSTRUCTION FORM	VOTING INSTRUCTION FORM

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
☒
PLEASE DO NOT USE FINE POINT PENS.

The Board of Trustees of Advanced Series Trust recommends voting FOR the proposal below.

	FOR	AGAINST	ABSTAIN

1.

To approve an increase in the investment management fee rate paid to Prudential Investments LLC and AST Investment Services, Inc. by the AST Horizon Growth Asset Allocation Portfolio (to be renamed AST J.P. Morgan Global Thematic Portfolio)

	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.